Exhibit 77C
          Kemper International Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-3136
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               22,977,178
                       WITHHELD             649,740

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               23,012,618
                       WITHHELD             614,300

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               22,996,079
                       WITHHELD             630,839

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               23,005,530
                       WITHHELD             621,388

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               23,010,255
                       WITHHELD             616,663

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               22,974,815
                       WITHHELD             652,103












          Exhibit 77C
          Kemper International Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-3136
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               22,984,266
                       WITHHELD             642,652

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               23,005,530
                       WITHHELD             621,388

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               23,024,432
                       WITHHELD             602,486


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR               22,655,431
                       AGAINST              304,288
                       ABSTAIN              667,199




























          Exhibit 77C
          Kemper International Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-3136
          Page 3


          Item 3:  New Investment Management Agreement


                    Vote         Number
                    ----         -----------
                    FOR           22,110,270
                    AGAINST          511,889
                    ABSTAIN        1,004,759


          Item 4B:  New Rule 12B-1 Distribution Plan (For Class B
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR           1,701,942
                    AGAINST          80,486
                    ABSTAIN          93,263


          Item 4C:  New Rule 12B-1 Distribution Plan (For Class C
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR              91,783
                    AGAINST             482
                    ABSTAIN          17,779






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